              PRICE/YIELD TABLE - CLASS A-4


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Security ID:                          BACM 2005-2                            Initial Balance:                    206,700,000
Settlement Date:                         06/28/05                            Initial Pass-Through Rate:               4.486%
Accrual Start Date:                      06/01/05
First Pay Date:                          07/10/05
-----------------------------------------------------------------------------------------------------------------------------




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PREPAYMENT (CPR)          SCENARIO 1       SCENARIO 2        SCENARIO 3      SCENARIO 4     SCENARIO 5     SCENARIO 6
--------------------------------------------------------------------------------------------------------------------------

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During YM                    0.00%           0.00%              0.00%           0.00%          0.00%          0.00%
--------------------------------------------------------------------------------------------------------------------------
During Penalty               0.00%           0.00%              0.00%           0.00%          0.00%          0.00%
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During Open                  0.00%           0.00%              0.00%           0.00%          0.00%          0.00%
--------------------------------------------------------------------------------------------------------------------------

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Extension Term               0.00%             12                12              12             12             12
--------------------------------------------------------------------------------------------------------------------------
Loan extended                0.00%    Captain's Portfolio  Keelers Corner    Cedar East     Silver Star  Regents Square
--------------------------------------------------------------------------------------------------------------------------
Remaining Pool               0.00%           0.00%              0.00%           0.00%          0.00%          0.00%
--------------------------------------------------------------------------------------------------------------------------

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PREPAYMENT (CPR)           SCENARIO 7      SCENARIO 8
--------------------------------------------------------

--------------------------------------------------------
During YM                     0.00%           0.00%
--------------------------------------------------------
During Penalty                0.00%           0.00%
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During Open                   0.00%           0.00%
--------------------------------------------------------

--------------------------------------------------------
Extension Term                 12              12
--------------------------------------------------------
Loan extended             Mission City   University Glen
--------------------------------------------------------
Remaining Pool                0.00%           0.00%
--------------------------------------------------------




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                          SCENARIO 1       SCENARIO 2        SCENARIO 3      SCENARIO 4     SCENARIO 5     SCENARIO 3
--------------------------------------------------------------------------------------------------------------------------

          100.00000000       4.51             4.51              4.51            4.51           4.51           4.51
--------------------------------------------------------------------------------------------------------------------------
          100.06250000       4.50             4.50              4.50            4.50           4.50           4.50
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          100.12500000       4.49             4.49              4.49            4.49           4.49           4.49
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          100.18750000       4.48             4.48              4.48            4.48           4.48           4.48
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          100.25000000       4.46             4.47              4.47            4.46           4.46           4.47
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          100.31250000       4.45             4.45              4.45            4.45           4.45           4.46
--------------------------------------------------------------------------------------------------------------------------
          100.37500000       4.44             4.44              4.44            4.44           4.44           4.45
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          100.43750000       4.43             4.43              4.43            4.43           4.43           4.44
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          100.50000000       4.42             4.42              4.42            4.42           4.42           4.43
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          100.56250000       4.41             4.41              4.41            4.41           4.41           4.42
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          100.62500000       4.40             4.40              4.40            4.40           4.40           4.41
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          100.68750000       4.39             4.39              4.39            4.39           4.39           4.39
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          100.75000000       4.38             4.38              4.38            4.38           4.38           4.38
--------------------------------------------------------------------------------------------------------------------------
          100.81250000       4.37             4.37              4.37            4.37           4.37           4.37
--------------------------------------------------------------------------------------------------------------------------
          100.87500000       4.35             4.36              4.36            4.36           4.35           4.36
--------------------------------------------------------------------------------------------------------------------------
          100.93750000       4.34             4.35              4.35            4.34           4.34           4.35
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          101.00000000       4.33             4.34              4.34            4.33           4.33           4.34
--------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                    6.69             6.84              6.82            6.71           6.70           7.12
--------------------------------------------------------------------------------------------------------------------------
MOD DUR                      5.66             5.76              5.75            5.67           5.66           5.96
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FIRST PRIN PAY            10/10/2011       10/10/2011        10/10/2011      10/10/2011     10/10/2011     10/10/2011
--------------------------------------------------------------------------------------------------------------------------
MATURITY                   4/10/2012       10/10/2012         3/10/2013       3/10/2013      3/10/2013      4/10/2013
--------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                  70               69                69              70             70             68
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                           SCENARIO 4      SCENARIO 5
--------------------------------------------------------

          100.00000000        4.51            4.51
--------------------------------------------------------
          100.06250000        4.50            4.50
--------------------------------------------------------
          100.12500000        4.49            4.49
--------------------------------------------------------
          100.18750000        4.48            4.48
--------------------------------------------------------
          100.25000000        4.47            4.46
--------------------------------------------------------
          100.31250000        4.46            4.45
--------------------------------------------------------
          100.37500000        4.44            4.44
--------------------------------------------------------
          100.43750000        4.43            4.43
--------------------------------------------------------
          100.50000000        4.42            4.42
--------------------------------------------------------
          100.56250000        4.41            4.41
--------------------------------------------------------
          100.62500000        4.40            4.40
--------------------------------------------------------
          100.68750000        4.39            4.39
--------------------------------------------------------
          100.75000000        4.38            4.38
--------------------------------------------------------
          100.81250000        4.37            4.37
---------------------------------------------------------
          100.87500000        4.36            4.36
---------------------------------------------------------
          100.93750000        4.35            4.34
---------------------------------------------------------
          101.00000000        4.34            4.33
--------------------------------------------------------
WAL (YRS)                     6.90            6.71
--------------------------------------------------------
MOD DUR                       5.81            5.67
--------------------------------------------------------
FIRST PRIN PAY             10/10/2011      10/10/2011
--------------------------------------------------------
MATURITY                    4/10/2013       4/10/2013
--------------------------------------------------------
YIELD SPREAD                   69              70
--------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                              TREASURY CURVE AS OF
--------------------------------------------------------------------------                     -------------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)      YIELD (BEY%)
--------------------------------                                                               -------------------------------------

Initial Balance is as of June 2005                                                                 1/12            3.486%
----------------------------------
Prepay Rates are a Constant % of CPR                                                                1/4            3.486%
100% of All Prepayment Premiums are assumed to be collected                                         1/2            3.486%
Prepayment Premiums are allocated to one or more classes                                             2             3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-       3             3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5             3.630%
No Extensions on any Mortgage Loan                                                                  10             3.900%
No Delinquencies on any Mortgage Loan                                                               30             4.259%
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------------


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

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BANC OF AMERICA SECURITIES LLC